ALLIED RESEARCH CORPORATION
                                                    ---------------------------




                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         ALLIED RESEARCH CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

Allied Research Corporation
8000 Towers Crescent Drive
Suite 750
Vienna, Virginia 22182

April 29, 1999

Dear Shareholder:

     Your Board of Directors joins me in extending an invitation to attend the 1999 Annual Meeting of Shareholders which will be held on Wednesday, June 9, 1999 at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182. The meeting will start promptly at 10:30 a.m.

     We sincerely hope you will be able to attend and participate in the meeting. We will report on the Company's progress and respond to questions you may have about the Company's business.

     Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. It is important that your shares be represented and voted at the meeting, and therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose.

     Thank you for your ongoing support of and continued interest in Allied Research Corporation.

                                                Very truly yours,


                                                /s/ J.R. Sculley,
                                                -----------------------
                                                J.R. Sculley,
                                                Chairman and
                                                Chief Executive Officer

                          ALLIED RESEARCH CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 9, 1999


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Allied Research Corporation will be held on Wednesday, June 9, 1999, at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182, at 10:30 a.m., local time, for the following purposes:

     1. To elect five (5) directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

     2. To consider and act upon a proposal to ratify the selection of Grant Thornton LLP as the Company's independent auditors for the year 1999.

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on April 14, 1999 are entitled to notice of and to vote at the meeting.

     A copy of the Annual Report of Allied Research Corporation for 1998 is enclosed with this Notice, the attached Proxy Statement and the accompanying proxy.

     All Shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

                                          By Order of the Board of Directors,


                                          /s/ J. R. Sculley,
                                          -----------------------
                                          J. R. Sculley,
                                          Chairman and
                                          Chief Executive Officer



April 29, 1999

[THIS PAGE INTENTIONALLY LEFT BLANK]

                          ALLIED RESEARCH CORPORATION
                     8000 TOWERS CRESCENT DRIVE, SUITE 750
                             VIENNA, VIRGINIA 22182
                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

General

The accompanying proxy is solicited by and on behalf of the Board of Directors of Allied Research Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of shareholders to be held at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182, on Wednesday, June 9, 1999, at 10:30 a.m., local time, or any adjournment there of (the "annual meeting").

     The record date for determination of the shareholders entitled to vote at the annual meeting is April 14, 1999 at the close of business. Any shareholder giving a proxy may revoke it at any time before it is exercised (including a revocation at the annual meeting) by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date.

     In accordance with the laws of the State of Delaware and the Company's charter and bylaws, a majority of the outstanding shares of common stock will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     In accordance with the laws of the State of Delaware and the Company's charter and bylaws (i) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR all nominees", "WITHHELD from all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast, and broker non-votes are not counted, and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST" or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokers, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has also retained Corporate Investor Communications, Inc. to aid in the solicitation at an estimated cost of $3,000 plus out-of-pocket expenses.

     The approximate date on which this Proxy Statement and enclosed form of proxy are to be mailed to shareholders is April 29, 1999.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     On April 14, 1999, the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, 4,831,032 shares of common stock of the Company were outstanding. Common stock is the only class of capital stock of the Company currently outstanding. Each shareholder of record is entitled to one vote for each share of common stock owned on all matters to come before the annual meeting.

     The following table sets forth information as of April 1, 1999, with respect to the shares of the Company's common stock which are held by the only persons known to the Company to be the beneficial owners of more than 5% of such common stock:


        Title                                 Amount and nature
          of      Name and address of           of beneficial       Percent of
        Class     beneficial owner              ownership           class1
        -----     ----------------              ---------           ------

        Common    Fidelity Low-Priced Stock       473,000            9.6%
                  Fund/Fidelity Management        Owned
                  & Research Company              directly
                  82 Devonshire Street
                  Boston, MA 02109

        Common    Dimensional Fund                278,000            5.6%
                  Advisors, Inc.2                 Owned
                  1299 Ocean Avenue               directly
                  11th Floor
                  Santa Monica, CA 90401
----------
1 Based upon 4,831,032 shares of common stock outstanding plus 111,950 shares which may be acquired within 60 days pursuant to outstanding stock options; based upon information filed by such investors through April 1, 1999.

2 Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 278,000 shares, all of which shares are owned by advisory clients of Dimensional. Dimensional disclaims beneficial ownership of all such shares.

The following information is furnished as of April 1, 1999, with respect to the beneficial ownership by management of Allied's Common Stock:

        Title                              Amount and nature
        of        Name of                    of beneficial     Percent of
        Class     beneficial owner            ownership 1       class 2
        -----     ----------------            ----------        ------

        Common    Harry H. Warner            11,000               *
                                            Owned directly
        Common    Earl P. Smith              6,110                *
                                            Owned directly
        Common    Clifford C. Christ         26,000               *
                                            Owned directly
        Common    Robert W. Hebel            8,625                *
                                            Owned directly
        Common    J. R. Sculley              145,100              2.9%
                                            Owned directly
        Common    W. Glenn Yarborough        88,160               1.8%
                                            Owned directly
        Common    All executive officers     284,995              5.7%
                  and directors as a        Owned directly
                  group (6)
----------
1 Includes 14,000 shares which may be acquired by Mr. Yarborough and 53,700 shares which may be acquired by Mr. Sculley within 60 days pursuant to outstanding stock options.

2 Based upon 4,831,032 shares of common stock outstanding plus 111,950 shares which may be acquired within 60 days pursuant to outstanding stock options.

                             ELECTION OF DIRECTORS

     Five (5) directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The accompanying proxy will be voted for the election of all of the persons named below as nominees unless the shareholder otherwise specifies in the proxy. If any of the nominees should become unavailable, the persons named in the proxy or their substitutes shall be entitled to vote for one or more substitutes to be designated by the Board of Directors.

     J. R. Sculley became a member of the Board of Directors in 1991. Clifford
C. Christ and Earl P. Smith joined the Board of Directors in April, 1993. Robert
W. Hebel and Harry H. Warner joined the Board of Directors in January, 1996.

     The following information is presented with respect to each nominee, each of whom has indicated approval of his nomination and willingness to serve if elected:

                          Year in which                 Principal business occupation
                          first elected                    for past five years and
Name of nominee           a director      Age                 other directorships
---------------           ----------      ---                 -------------------
J.R. Sculley                  1991         58      Chairman of the Board and chief executive officer of the Company since December, 1992; director of MECAR S.A., Barnes &
                                                   Reinecke, Inc. and Allied Research Corporation Limited since April,
                                                   1992; director of Advanced Studies and Technologies of Grumman
                                                   Corporation, a defense company, from 1989 to April, 1992; formerly
                                                   Assistant Secretary of the Army (Research, Development and Acquisition).

Clifford C. Christ            1993         51      President and chief executive officer of NavCom Defense
                                                   Electronics, Inc., a defense electronics company, since 1988.

Earl P. Smith                 1993         60      Principal in Earl P. Smith and Associates, a defense consulting firm, since 1990; vice president-commercial operations of Management Services
                                                   Corporation, a subsidiary of Lear Siegler Corp., a defense company, during 1990; vice president-marketing and contracts of Management
                                                   Services Corporation from 1986-1990.

Robert W. Hebel               1996         75      Private investor.

Harry H. Warner               1996         63      Self-employed financial consultant, investor and real estate developer.
                                                   Also a director of Chesapeake Corporation, Pulaski Furniture Corporation
                                                   and Virginia Management Investment Corporation.

     During calendar year 1998, there were seven (7) formal meetings of the Board of Directors. The directors frequently communicate with one another on an informal basis.

     The Audit Committee had one (1) meeting during 1998 and the Compensation Committee met four (4) times in calendar year 1998.

     The Audit Committee is currently comprised of Messrs. Christ, Hebel and Warner. Among its functions, the Audit Committee (i) recommends the selection of the Company's independent public accountants, (ii) reviews the scope of the independent public accountants' audit activity, (iii) reviews the financial statements which are the subject of the independent public accountants' certification, and (iv) reviews the adequacy of the Company's basic accounting and internal control systems.

     The Compensation Committee is currently comprised of Messrs. Smith, Hebel and Warner. The Compensation Committee establishes the Company's executive compensation program. It also periodically reviews the compensation of executives and other key officers and employees of the Company and its subsidiaries.

     The Planning and Operations Committee is currently comprised of Messrs. Sculley, Smith and Hebel. This committee will advise management concerning certain planning and technical operations issues.

     The Board of Directors of the Company has no standing nominating or similar committee.

     The by-laws provide that a shareholder of the Company entitled to vote for the election of directors may nominate persons for election to the Board of Directors by providing written notice to the Secretary of the Company not less than 14 and not more than 50 days prior to the annual meeting. Such notice shall include (i) the name and address of the shareholder and of each person to be nominated, (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (iii) a description of all understandings between the shareholder and each nominee and other person (naming such person) pursuant to which the nomination is to be made by the shareholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information concerning all compensation paid for services rendered in all capacities to the Company and its subsidiaries during the years ended December 31, 1998, 1997, and 1996 by the chief executive officer of the Company and by other executive officers of the Company whose total annual salary and bonus exceeds $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                     Long Term Compensation
                            Annual Compensation                               Awards                       Payouts

--------------------------------------------------------------------------------------------------------------------------
Name                                                   Other       Restricted                                      All
and                                                    Annual        Stock        Securities           LTIP       Other
Principal                                           Compensation    Award(s)      Underlying         Payouts   Compensation
Position        Year    Salary($)       Bonus($)1       ($)           ($)       Options/SARs(#)        ($)         ($)
--------------------------------------------------------------------------------------------------------------------------


J. R. Sculley   1998    $275,000        $ 68,125
Chief Executive 1997    $245,000        $120,000
Officer         1996    $245,000        $100,000                                    15,000

W. Glenn        1998    $197,000        $ 61,312
Yarborough, Jr. 1997    $183,000        $108,000
President and   1996    $168,000        $ 90,000                                    27,600
Chief Operating
Officer

----------
1 Messrs, Sculley and Yarborough were awarded bonuses of (i) $68,125 and $61,312, respectively, for 1998 performance payable in 1999 in stock and/or cash
(ii) $120,000 and $108,000, respectively for 1997 performance payable in 1998 in stock and/or cash and (iii) $100,000 and $90,000, respectively, for 1996 performance payable in 1997 in stock and/or cash. In each of February 1999 and March, 1998 and 1997, Mr. Sculley was awarded 5,548 shares of stock and cash bonuses of $30,329, $53,424 and $44,420, respectively. Mr. Yarborough was awarded 9,000 shares of Company stock in each of February, 1999 and March 1998 and 1997. The shares issued in February 1999 had a market value of $6.8125 per share on the date of grant; the shares issued in March, 1998 had a market value of $12.00 per share on the date of grant; and the shares issued in March, 1997 had a market value of $10.00 per share on the date of grant.

Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Value


                                                               Number of
                                                               Securities              Value of
                                                               Underlying              Unexercised
                                                               Unexercised             In-the-Money
                                                               Options/SARs at         Options/SARs at
                                                               FY-End (#)              FY-End ($)1
                            Shares Acquired    Value           Exercisable/            Exercisable/
Name                        on Exercise (#)    Realized ($)    Unexercisable           Unexercisable
--------------------------------------------------------------------------------------------------

J.R. Sculley                    1,220           $ 8,159         42,500/22,400           $27,813/0
W. Glenn Yarborough, Jr.        4,200           $37,980         18,200/0                $18,900/0
------------------------

1 Based on the closing price of the Company's stock of $8.25 on December 31, 1998.


Director Compensation

Directors who are employees of the Company receive no additional compensation for serving as a director. Each non-employee director (an "Outside Director") is currently compensated for services as a director, including as a member of committees of the Board, in accordance with the Allied Research Corporation Outside Directors Compensation Plan (the "Directors Compensation Plan") by which the Company pays its Outside Directors $1,000 per month during such Outside Director's tenure and awards 1,000 shares of the Company's stock to each individual who serves as an Outside Director on each July 1. In addition, Outside Directors are compensated (a) $1,000 for each Board meeting in excess of four (4) personally attended during each calendar year, (b) $500 for each committee meeting attended which is not held in conjunction with a Board meeting, and (c) $250 for each teleconference Board meeting in excess of two (2) in which a director participates during each calendar year.

In 1992, the Board of Directors of the Company adopted the Allied Research Corporation Outside Directors Retirement Plan (the "Directors Retirement Plan") to provide retirement benefits for long-standing Outside Directors. Under the Directors Retirement Plan, Outside Directors are eligible for a retirement benefit if they retire from the Board and have served as a member of the Board for a minimum of (5) years. An eligible Outside Director who retires from the Board is entitled to receive, commencing on the last day of the first month following the month in which the director attains age seventy (70), monthly payments equal to the monthly base compensation received from the Company at the time the director terminated service in such capacity. Such payments will cease upon the earlier of the expiration of a period of time equivalent to the period of time the director served as a member of the Board or the death of the director. In the event that a director has breached any fiduciary or legal duty to the Company, the director will forfeit the right to payment of benefits under the Directors Retirement Plan. The Directors Retirement Plan is administered by the Board of Directors.

In 1991, the Board of Directors of the Company adopted the Allied Research Corporation Outside Directors Stock Option Plan (the "Directors Option Plan") by which the Company may grant options for up to 208,000 shares of stock to its Outside Directors. None of the options granted pursuant to the Directors Option Plan are intended to qualify as incentive stock options under Section 422 through 424 of the Internal Revenue Code. The purpose of the Directors Option Plan is to advance the interests of the Company by providing its Outside Directors with financial incentives in the form of non-statutory stock options in order to attract, retain and motivate such Outside Directors. Options for an aggregate of 75,000 shares were granted under the Directors Option Plan in 1996 to Allied's Outside Directors; no such options were granted in 1997 or 1998.

Employment Contracts and Change-In-Control Agreements

J. R. Sculley and the Company have entered into an Employment Agreement which expired and is currently being renegotiated by the Company's Compensation Committee. In consideration for his services as an officer of the Company and as a director of the Company and its subsidiaries, Mr. Sculley is entitled to receive an aggregate sum of not less than $290,000 per calendar year.

W. Glenn Yarborough, Jr. and the Company have entered into an Employment Agreement (the "Yarborough Agreement") which extends through June, 1999, and is automatically renewable from year to year thereafter unless either the Company or Mr. Yarborough gives the other timely notice of its or his intent not to renew. Mr. Yarborough is entitled to receive base compensation of $200,000 per calendar year. For a period of five (5) years following the expiration of Mr. Yarborough's employment, he has agreed to provide consulting services to the Company for annual compensation of $55,000. The Yarborough Agreement further provides that in the event Mr. Yarborough ceases to serve in any capacity as an officer of the Company as a result of a voluntary or involuntary termination within a period of twelve (12) months following a change in control, Mr. Yarborough shall be entitled to a lump sum payment equal to the aggregate amount of compensation payable to Mr. Yarborough throughout the remaining term of the Yarborough Agreement.

In June, 1991, the Board of Directors of the Company adopted the Preferred Share Purchase Rights Agreement (the "Agreement"). The Agreement provides each stockholder of record a dividend distribution of one "right" for each outstanding share of the Company's common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of the Company's common stock, or (2) the commencement of a tender offer which would result in an offeror beneficially owning 30% or more of the outstanding common stock of the Company. All rights held by an acquirer or offeror expire on the announced acquisition date, and all rights expire at the close of business on June 20, 2001. Each right entitles a stockholder to acquire at a stated purchase price, 1/100 of a share of the Company's preferred stock which carries voting and dividend rights similar to one share of its common stock. Alternatively, a rights holder may elect to purchase for the stated price an equivalent number of shares of the Company's common stock (or in certain circumstances, cash, property or other securities of the Company) at a price per share equal to one-half of the average market price for a specified period. In lieu of the purchase price, a right holder may elect to acquire one-half of the common stock available under the second option. The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Agreement. At the discretion of a majority of the Board and within a specified time period, the Company may redeem all of the rights at a price of $.01 per right. The Board may also amend any provision of the Agreement prior to exercise.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Company during the fiscal year ended December 31, 1998 consisted of Messrs. Earl P. Smith, Robert W. Hebel and Harry H. Warner. None of such individuals has served as an officer or employee of the Company nor is there any other relationship between any member of the Compensation Committee and the Company which is required to be disclosed under applicable proxy regulations.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors establishes the compensation arrangements for executive officers of the Company. The Compensation Committee's executive compensation program is structured to attract, motivate and retain qualified executives, to reward individual initiative and to link executive compensation with the interests of the Company's shareholders. This program is implemented by establishing competitive base salaries for its executive officers, coupled with bonuses with an emphasis on stock awards for exceptional performance and achievements and stock option grants to both retain executive officers and better assure that executive compensation is tied directly to the performance of the Company's stock.

There are three components of the executive compensation program: (i) base salary, (ii) annual bonuses with an emphasis on stock awards and (iii) periodic stock option grants. To date: (a) the base salary component has been based on both contractual obligations and performance evaluations; (b) annual bonuses have been based on operating results and performance criteria; and (c) stock options grants have been based in part on performance evaluations and in part to facilitate increased ownership of Company stock by key employees.

Salaries of the Company's executive officers are determined on the basis of comparisons with salaries of executives holding similar positions at comparably sized public companies. During 1998, the Compensation Committee engaged in an extensive study of compensation paid to chief executive officers of comparably sized public companies. This study was utilized to revise the compensation payable to Mr. Sculley.

The annual bonus component of the executive compensation program will largely be implemented using Company stock awards. Stock awards aggregating 14,548 shares have been issued to the executive officers of the Company in view of 1998 performance. It is the intent of the Compensation Committee to continue to provide specific objectives for all executive officers and the key members of management of the Company's subsidiaries.

The final component of the Company's executive compensation program is periodic grant of stock options. These grants are intended to provide a direct linkage between increased compensation for the Company's executives and increase in the price of the Company's stock which constitutes enhanced value for all of the Company's shareholders. The number of options granted will be based on the executives' level of responsibility, Company performance and individual performance. As is the case with annual stock awards, the Compensation Committee intends to use stock options to incent and motivate the key managers of the Company's subsidiaries as well as Company executive officers. As an additional objective, stock option grants to executive officers are intended to induce the executive to remain in the employment of the Company. Accordingly, the Compensation Committee intends for stock options generally to be exercisable only after an employee has satisfied a minimum tenure requirement.

Mr. Sculley's base salary as chief executive officer of the Company is at a level below that of his predecessor as chief executive officer. Stock awards constituting 5,548 shares were awarded to Mr. Sculley in early 1999 together with a cash bonus of $30,329.

This report is submitted by the Compensation Committee of the Board of Directors.

                                                     Earl P. Smith
                                                     Robert W. Hebel
                                                     Harry H. Warner

Performance Graph

The following graph assumes $100 was invested on December 31, 1993 in Allied Research Corporation common stock, the S&P 500 Index and a Peer Group of companies selected by the Company. It compares the cumulative total return on each, assuming reinvestment of dividends, for the five-year period ended December 31, 1998.


                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                              (GRAPH APPEARS HERE)

                                    DOLLARS

                                   1993      1994      1995      1996      1997       1998
                                   ----      ----      ----      ----      ----       ----

ALLIED RESEARCH CORPORATION        100      $ 59.70   $ 47.76   $ 73.13   $140.50    $ 98.51

S&P INDEX                          100      $101.32   $109.40   $171.40   $228.59    $293.91

PEER GROUP                         100      $112.65   $147.55   $180.53   $203.73    $216.90


   TOTAL RETURN BASED ON $100 INITIAL INVESTMENT AND REINVESTED OF DIVIDENDS

ARC
Represents Allied Research Corporation common stock's total return over the past five years.

S&P Index:
Represents the S&P 500 Index's total return over the past five years including reinvestment of dividends.

Peer Group:
Represents the comparable peers' total return over the past five years including reinvestment of dividends.

This peer group consists of the following companies:
        Alliant Techsystems (ATK)
        CACI International Inc. (CACI)
        Cubic Corporation (CUB)
        ESCO Electronic (ESE)
        VSE Corporation (VSE)

     The Company selected the above-described peer group instead of the S&P Aerospace/Defense Industry Index which was utilized in last year's Proxy Statement because it believes that the companies comprising S&P
Aerospace/Defense Industry Index are much larger than the Company and engage in many types of activities not pursued by the Company. The cumulative total returns for the S&P Aerospace/Defense Industry Index for the (5) year period was

     1994 120
     1995 150
     1996 175
     1997 205
     1998 220

respectively.

PROPOSAL CONCERNING INDEPENDENT AUDITORS

     The firm Grant Thornton LLP has been reappointed by the Board of Directors as the Company's independent auditors for the year 1999. A resolution will be presented at the annual meeting to ratify this appointment. The Company has been advised that representatives of Grant Thornton LLP are expected to be present at the annual meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     If the shareholders, by the affirmative vote of a majority of the shares of common stock represented at the meeting, do not ratify the selection of Grant Thornton, LLP, the selection of independent accountants will be reconsidered by the Board of Directors.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                RATIFICATION OF GRANT THORNTON AS THE COMPANY'S
                     INDEPENDENT AUDITORS FOR THE YEAR 1999

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be in writing and must be received by the Secretary of the Company at 8000 Towers Crescent Drive, Suite 750, Vienna, Virginia 22182, no later than December 28, 1999, in order to be included in the Company's proxy statement and proxy relating to that meeting.

OTHER BUSINESS

     The Board of Directors is not aware of any business requiring a vote of the shareholders to come before the annual meeting other than those matters described in this Proxy Statement. However, if any other matter or matters are properly brought before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                            By Order of the Board of Directors,



                        /s/ J.R. Sculley
                            J.R. Sculley,
                            Chairman and Chief Executive Officer

Dated: April 29, 1999

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE.

PROXY

              THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                       OF

                          ALLIED RESEARCH CORPORATION


     The undersigned hereby appoints J.R. Sculley and Harry H. Warner and each of them proxies, each with full power of substitution, to vote all shares of Common Stock of Allied Research Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 9, 1999, and any adjournment thereof, upon the matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE

Dear Shareholders(s):

Enclosed you will find material relative to the company's 1999 Annual Meeting of shareholders. The notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is very important to us. We look forward to hearing from you.

Allied Research Corporation

                                                                                     Please mark
                                                                                     your votes as [X]
                                                                                     indicated in
If no direction is made, this proxy will be voted FOR Items 1 and 2.                 this example.



                                        FOR     WITHHELD                              FOR     WITHHELD
Item 1. ELECTION OF DIRECTORS
Nominees: J.R. Sculley                  [ ]       [ ]         Harry H. Warner         [ ]        [ ]

          Clifford C. Christ            [ ]       [ ]         Earl P. Smith           [ ]        [ ]

          Robert W. Hebel               [ ]       [ ]


                                        FOR      AGAINST    ABSTAIN
Item 2. APPOINTMENT OF                  [ ]       [ ]         [ ]
        INDEPENDENT
        AUDITORS


Item 3. IN THEIR DISCRETION, PROXIES ARE
        AUTHORIZED TO VOTE UPON SUCH OTHER
        BUSINESS AS MAY PROPERLY COME
        BEFORE THE ANNUAL MEETING.





Signature ____________________________________    Signature ______________________________________________   Date_____________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                   FOLD AND DETACH HERE

